UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004 (August 17, 2004)

AMSURG CORP.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	000-22217	62-1493316
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification no.)

20 Burton Hills Boulevard
Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
EX-99 PRESS RELEASE 08/17/04

Item 5. Other Events and Required FD Disclosure

     A press release issued by AmSurg Corp. on August 17, 2004 is furnished herewith as Exhibit 99.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMSURG CORP.
	By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Date: August 17, 2004		Senior Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)

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INDEX TO EXHIBITS

Exhibit
Number	Description
99	Press release dated August 17, 2004

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